UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2016, Inteliquent, Inc. (the “Company”) filed a certificate of amendment (a “Certificate of Amendment”) to its amended and restated certificate of incorporation (the “Certificate of Incorporation”) to (1) adopt majority voting for uncontested election of directors and (2) provide that the Company’s stockholders may remove any director from office with or without cause. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its Annual Meeting of Stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Company’s stockholders elected each of the Company’s eight nominees to serve on the Company’s Board of Directors until the next annual meeting, ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, approved the compensation of the Company’s named executive officers on an advisory basis, approved an amendement to the Certificate of Incorporation to adopt majority voting for uncontested election of directors and approved an amendment to the Certificate of Incorporation to provide that the Company’s stockholders may remove any director from office with or without cause.

The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Joseph A. Beatty	25,239,816	1,154,033	3,608,971
Matthew Carter, Jr.	25,272,685	1,121,164	3,608,971
Edward M. Greenberg	22,202,263	4,191,586	3,608,971
James P. Hynes	25,637,821	756,028	3,608,971
Lawrence M. Ingeneri	25,643,778	750,071	3,608,971
Timothy A. Samples	26,021,814	372,035	3,608,971
Rian J. Wren	25,814,025	579,824	3,608,971
Lauren F. Wright	25,618,908	774,941	3,608,971

Accordingly, the eight nominees received the highest number of votes cast and therefore each of the eight nominees was elected to serve as a director.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	29,827,398	151,695	22,893

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	25,923,336	425,009	45,504	3,608,971

Accordingly, a majority of votes cast in the advisory vote on executive compensation were “for” the approval of executive compensation as disclosed in the Company’s proxy statement.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Amended and Restated Certificate of Incorporation to Adopt Majority Voting for Uncontested Election of Directors	26,266,427	56,193	71,229	3,608,971

Accordingly, the votes of greater than 66 2/3% of the shares outstanding were “for” the proposal and the amendment to the Certificate of Incorporation to adopt majority voting for uncontested election of directors was approved.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Amended and Restated Certificate of Incorporation to Provide that the Company’s Stockholders May Remove Any Director From Office With or Without Cause	29,276,045	506,521	220,254	0

Accordingly, the votes of greater than 66 2/3% of the shares outstanding were “for” the proposal and the amendment to the Certificate of Incorporation to adopt majority voting for uncontested election of directors was approved.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Kurt J. Abkemeier
Date: May 23, 2016	Name:	Kurt J. Abkemeier
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company.